CERTIFICATE OF OWNERSHIP
Evidencing A Fractional Undivided Interest In



No.              MUNICIPAL SECURITIES TRUST                     UNITS



                                                     PLAN OF DISTRIBUTION


                                                                   CUSIP
THIS IS TO
CERTIFY THAT




is the owner and registered holder of this Certificate evidencing the ownership of
                                                                        Unit(s)


of fractional undivided interest in Municipal Securities Trust, of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by the Trust Indenture and Agreement (hereinafter called the "Indenture"), among BEAR, STEARNS & CO. INC. (hereinafter called the "Depositor"), UNITED STATES TRUST COMPANY OF NEW YORK (hereinafter called the "Trustee") and STANDARD & POOR'S CORPORATION (hereinafter called the "Evaluator"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of certain of the pertinent provisions of which is set forth on the reverse hereof. The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the corporate trust office of the Trustee upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of the fees and expenses applicable hereto set forth on the reverse hereof.

        This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.


C/M:  11939.0001 409240.1

        IN WITNESS WHEREOF, Bear, Stearns & Co. Inc. has caused this Certificate to be executed in its corporate name by a duly authorized officer thereof, and United States Trust Company of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

                                                          Date:

BEAR, STEARNS & CO. INC.,
  Depositor



By:
        Authorized Officer




UNITED STATES TRUST COMPANY OF NEW YORK,
  Trustee



By:
        Authorized Officer


C/M:  11939.0001 409240.1

                                  MUNICIPAL SECURITIES TRUST

The following is a summary of certain provisions of the Indenture (a copy of which is on file and available for inspection to the holder hereof at the corporate trust office of the Trustee), to which this Certificate is subject and to which reference is hereby made. All of the terms, conditions and covenants of the Indenture are incorporated herein by reference as fully as if set forth herein.

The Trust consists of (1) such of the interest-bearing debt securities and obligations deposited in trust and listed in Schedule A of the Indenture and any other securities that may be deposited in the Trust in exchange or substitution therefor, in accordance with the Indenture, as may from time to time continue to be held in the Trust and (2) such cash amounts as from time to time may be held in the Interest Account and the Principal Account maintained under the Indenture in the manner described below.

At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of units set forth on the face hereof and the denominator of which shall be the total number of units of fractional undivided interest represented by all Certificates of this Series which are outstanding at such time.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its corporate trust office in the City of New York, and upon payment of any tax or other governmental charges, to receive on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the Indenture. The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on the Exchange is restricted, or for any period during which an emergency exists so that disposal of the obligations held in the Trust is not reasonably practicable or it is not reasonably practicable fairly to determine the value of such obligations or for such other periods as the Securities and Exchange Commission may by order permit.

The Trustee is irrevocably authorized in its discretion, in lieu of redeeming this Certificate if tendered for redemption, to sell this Certificate in the over-the-counter market or by private sale for the account of the Certificateholder at a price which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other

C/M:  11939.0001 409240.1
charges, equal to or in excess of the redemption price for this Certificate. In the event of any such sale the Trustee shall pay the net proceeds thereof to the Certificateholder on the day he would otherwise be entitled to receive payment of the redemption price.

Interest received by the Trustee as part of the Trust (including interest accrued and unpaid prior to the day of deposit of any obligation in the Trust and that part of the proceeds of the sale, liquidation, redemption or maturity of any such obligation which represents accrued interest) shall be credited by the Trustee to the Interest Account. The fractional undivided interest represented by this Certificate in the balance in the Interest Account (after the deductions referred to below) shall first be computed and paid to all Certificateholders as of the semi-annual Record Date (as defined in the Indenture). The next computation shall be made as of the next succeeding semi-annual Record Date, and thereafter as of the first day of June and December of each year commencing with the first such day following the date of this Certificate.

An amount in cash equal to the fractional undivided interest in the Interest Account (on the basis set forth below) computed as set forth above, shall be distributed on the 15th day of the respective months, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which such distribution is made.

The Trustee shall make semi-annual distributions from the Interest Account on the basis of one-half of the estimated annual interest income expected by the Trustee to be received by the Trust in the ensuing twelve month period, after deduction of the estimated costs and expenses to be incurred during such period, except as otherwise hereafter provided. To the extent cash in the Interest Account is insufficient for any distribution the Trustee shall advance its own funds sufficient therefor and shall be entitled to reimbursement, without interest, out of interest received by the Trust subsequent to such advance. The estimated annual interest income expected by the Trustee to be received by the Trust shall be recomputed by the Trustee whenever bonds in the Trust mature, are redeemed, retired, sold or replaced.

All moneys (other than interest) received by the Trustee, as part of the Trust (including amounts received from the sale, liquidation, redemption or maturity of any obligation held in the Trust) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account (after the deductions referred to below) shall be computed as of the first day of June and December of each year, commencing with the semi-annual Record Date. An amount in cash equal to the

C/M:  11939.0001 409240.1
fractional undivided interest in the Principal Account, computed as set forth above, shall be distributed on the fifteenth day of the respective months, or within a reasonable time thereafter, to the registered holder of this Certificate at the close of business on the first day of each such month. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for such distribution shall be sufficient to permit the distribution of at least $1.00 per Unit.

Distributions from the Interest and Principal Accounts shall be made to the registered holder hereof by check mailed to the address of such holder appearing in the registration books of the Trustee.

From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, compensation of the Evaluator, reimbursement of certain expenses incurred or advances made by or on behalf of the Trustee, including the Sponsor's fee, certain legal expenses, and payment of, or the establishment of a reserve for, applicable taxes, if any.

Within a reasonable period of time from the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received and deductions therefrom and the amounts distributed during the preceding year in respect of interest on, and sale, redemptions or maturities of, obligations held in the Trust.

This Certificate shall be transferable by the registered holder hereof by presentation and surrender at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of this Series are interchangeable for one or more Certificates in an equal aggregate number of Units of fractional undivided interest at the corporate trust office of the Trustee, in denominations of a single Unit of fractional undivided interest or any multiple thereof.

The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.


C/M:  11939.0001 409240.1

The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

The Indenture and the Trust created thereby shall terminate upon the maturity, redemption, sale or other disposition of the last security held thereunder, provided, however, that in no event shall the Indenture and the Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Indenture. The Indenture also provides that the Trust may be terminated at any time by the written consent of the holders of Certificates representing 100% of the Units outstanding and under certain circumstances which include a decrease in the value of the Trust to less than 40% of the initial aggregate principal amount of the securities deposited in the Trust. Upon any termination the Trustee shall fully liquidate the securities then held, if any, and distribute pro rata the funds then held in the Trust upon surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust, except to hold the funds in trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder hereof other than by mail at the address of such holder appearing on the registration books of the Trustee.

                               STATEMENT REGARDING DISTRIBUTIONS

On the face of this Certificate it is indicated whether the registered holder hereof has elected to receive distributions from the Interest Account monthly, semi-annually, or annually.

This Certificate by its terms provides that distributions from the Interest Account shall first be computed as of the semi-annual Record Date and thereafter as of the first day of June and December of each year, commencing with the first such day following the date of this Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate distributed on the fifteenth day of the respective months next following such computations, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

If monthly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed monthly as of the first day of each month of each year, commencing with the monthly Record Date and an amount in cash as thus computed will

C/M:  11939.0001 409240.1
be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each month.

If semi-annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed semi-annually as of the first day of each June and December of each year, commencing with the semi-annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each June and December.

If annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed annually as of the first day of December of each year, commencing with the annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteen day of each December.

All Certificateholders of record as of the First Record Date (as defined in the Indenture), however, regardless of the plan of distribution selected, will receive the distribution to be made on or shortly after the First Payment Date (as defined in the Indenture), and thereafter, distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by the holder hereof.

The plan of distribution chosen by the registered holder hereof may be changed by written notice to the Trustee not later than November 1 in any calendar year by surrender to the Trustee of this Certificate, together with a completed form for selection of plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of December 2 for the ensuing twelve months. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements of the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.




C/M:  11939.0001 409240.1

                                   ASSIGNMENT


For Value Received, _________________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
the within Certificate and does hereby irrevocably constitute and appoint attorney,
to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

Date:


                                                  NOTICE: The
                                                  signature(s) of this
                                                  assignment must
                                                  correspond with the
                                                  name(s) as written
                                                  above upon the face
                                                  of this Certificate
                                                  in every particular,
                                                  without alteration or
                                                  enlargement or any
                                                  change whatever.

____________________________________________
                 Signature Guaranteed

C/M:  11939.0001 409240.1

CERTIFICATE OF OWNERSHIP
Evidencing A Fractional Undivided Interest In



No.                  MUNICIPAL SECURITIES TRUST                     UNITS



                                                         PLAN OF DISTRIBUTION


                                                                  CUSIP
THIS IS TO
CERTIFY THAT




is the owner and registered holder of this Certificate evidencing the ownership of
                                                                        Unit(s)


of fractional undivided interest in Municipal Securities Trust, of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by the Trust Indenture and Agreement (hereinafter called the "Indenture"), among BEAR, STEARNS & CO. INC. (hereinafter called the "Depositor"), UNITED STATES TRUST COMPANY OF NEW YORK (hereinafter called the "Trustee") and STANDARD & POOR'S CORPORATION (hereinafter called the "Evaluator"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of certain of the pertinent provisions of which is set forth on the reverse hereof. The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the corporate trust office of the Trustee upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of the fees and expenses applicable hereto set forth on the reverse hereof.

        This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.


C/M:  11939.0001 409240.1

        IN WITNESS WHEREOF, Bear, Stearns & Co. Inc. has caused this Certificate to be executed in its corporate name by a duly authorized officer thereof, and United States Trust Company of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

                                                          Date:

BEAR, STEARNS & CO. INC.,
  Depositor



By:
        Authorized Officer




UNITED STATES TRUST COMPANY OF NEW YORK,
  Trustee



By:
        Authorized Officer


C/M:  11939.0001 409240.1

                                  MUNICIPAL SECURITIES TRUST
                                        DISCOUNT SERIES

The following is a summary of certain provisions of the Indenture (a copy of which is on file and available for inspection to the holder hereof at the corporate trust office of the Trustee), to which this Certificate is subject and to which reference is hereby made. All of the terms, conditions and covenants of the Indenture are incorporated herein by reference as fully as if set forth herein.

The Trust consists of (1) such of the interest-bearing debt securities and obligations deposited in trust and listed in Schedule A of the Indenture and any other securities that may be deposited in the Trust in exchange or substitution therefor, in accordance with the Indenture, as may from time to time continue to be held in the Trust and (2) such cash amounts as from time to time may be held in the Interest Account and the Principal Account maintained under the Indenture in the manner described below.

At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of units set forth on the face hereof and the denominator of which shall be the total number of units of fractional undivided interest represented by all Certificates of this Series which are outstanding at such time.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its corporate trust office in the City of New York, and upon payment of any tax or other governmental charges, to receive on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the Indenture. The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on the Exchange is restricted, or for any period during which an emergency exists so that disposal of the obligations held in the Trust is not reasonably practicable or it is not reasonably practicable fairly to determine the value of such obligations or for such other periods as the Securities and Exchange Commission may by order permit.

The Trustee is irrevocably authorized in its discretion, in lieu of redeeming this Certificate if tendered for redemption, to sell this Certificate in the over-the-counter market or by private sale for the account of the Certificateholder at a price which will return to the Certificateholder an amount in cash, net after

C/M:  11939.0001 409240.1
deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the redemption price for this Certificate. In the event of any such sale the Trustee shall pay the net proceeds thereof to the Certificateholder on the day he would otherwise be entitled to receive payment of the redemption price.

Interest received by the Trustee as part of the Trust (including interest accrued and unpaid prior to the day of deposit of any obligation in the Trust and that part of the proceeds of the sale, liquidation, redemption or maturity of any such obligation which represents accrued interest) shall be credited by the Trustee to the Interest Account. The fractional undivided interest represented by this Certificate in the balance in the Interest Account (after the deductions referred to below) shall first be computed and paid to all Certificateholders as of the semi-annual Record Date (as defined in the Indenture). The next computation shall be made as of the next succeeding semi-annual Record Date, and thereafter as of the first day of June and December of each year commencing with the first such day following the date of this Certificate.

An amount in cash equal to the fractional undivided interest in the Interest Account (on the basis set forth below) computed as set forth above, shall be distributed on the 15th day of the respective months, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which such distribution is made.

The Trustee shall make semi-annual distributions from the Interest Account on the basis of one-half of the estimated annual interest income expected by the Trustee to be received by the Trust in the ensuing twelve month period, after deduction of the estimated costs and expenses to be incurred during such period, except as otherwise hereafter provided. To the extent cash in the Interest Account is insufficient for any distribution the Trustee shall advance its own funds sufficient therefor and shall be entitled to reimbursement, without interest, out of interest received by the Trust subsequent to such advance. The estimated annual interest income expected by the Trustee to be received by the Trust shall be recomputed by the Trustee whenever bonds in the Trust mature, are redeemed, retired, sold or replaced.

All moneys (other than interest) received by the Trustee, as part of the Trust (including amounts received from the sale, liquidation, redemption or maturity of any obligation held in the Trust) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account (after the deductions referred to below) shall be computed as of the first day of June and December of each year, commencing with the

C/M:  11939.0001 409240.1
semi-annual Record Date. An amount in cash equal to the fractional undivided interest in the Principal Account, computed as set forth above, shall be distributed on the fifteenth day of the respective months, or within a reasonable time thereafter, to the registered holder of this Certificate at the close of business on the first day of each such month. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for such distribution shall be sufficient to permit the distribution of at least $1.00 per Unit.

Distributions from the Interest and Principal Accounts shall be made to the registered holder hereof by check mailed to the address of such holder appearing in the registration books of the Trustee.

From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, compensation of the Evaluator, reimbursement of certain expenses incurred or advances made by or on behalf of the Trustee, including the Sponsor's fee, certain legal expenses, and payment of, or the establishment of a reserve for, applicable taxes, if any.

Within a reasonable period of time from the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received and deductions therefrom and the amounts distributed during the preceding year in respect of interest on, and sale, redemptions or maturities of, obligations held in the Trust.

This Certificate shall be transferable by the registered holder hereof by presentation and surrender at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of this Series are interchangeable for one or more Certificates in an equal aggregate number of Units of fractional undivided interest at the corporate trust office of the Trustee, in denominations of a single Unit of fractional undivided interest or any multiple thereof.

The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.


C/M:  11939.0001 409240.1

The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

The Indenture and the Trust created thereby shall terminate upon the maturity, redemption, sale or other disposition of the last security held thereunder, provided, however, that in no event shall the Indenture and the Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Indenture. The Indenture also provides that the Trust may be terminated at any time by the written consent of the holders of Certificates representing 100% of the Units outstanding and under certain circumstances which include a decrease in the value of the Trust to less than 40% of the initial aggregate principal amount of the securities deposited in the Trust. Upon any termination the Trustee shall fully liquidate the securities then held, if any, and distribute pro rata the funds then held in the Trust upon surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust, except to hold the funds in trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder hereof other than by mail at the address of such holder appearing on the registration books of the Trustee.

                               STATEMENT REGARDING DISTRIBUTIONS

On the face of this Certificate it is indicated whether the registered holder hereof has elected to receive distributions from the Interest Account monthly, semi-annually, or annually.

This Certificate by its terms provides that distributions from the Interest Account shall first be computed as of the semi-annual Record Date and thereafter as of the next succeeding semi-annual Record Date, commencing with the first such day following the date of this Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate distributed on the fifteenth day of the respective months next following such computations, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

If monthly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed monthly as of the first day of each month of year, commencing with the monthly Record Date and an amount in cash as thus computed will be

C/M:  11939.0001 409240.1
distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each month.

If semi-annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed semi-annually as of the first day of each June and December of each year, commencing with the semi-annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each June and December.

If annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed annually as of the first day of December of each year, commencing with the annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteen day of each December.

All Certificateholders of record as of the First Record Date (as defined in the Indenture), however, regardless of the plan of distribution selected, will receive the distribution to be made on or shortly after the First Payment Date (as defined in the Indenture), and thereafter, distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by the holder hereof.

The plan of distribution chosen by the registered holder hereof may be changed by written notice to the Trustee not later than November 1 in any calendar year by surrender to the Trustee of this Certificate, together with a completed form for selection of plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of December 2 for the ensuing twelve months. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements of the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.




C/M:  11939.0001 409240.1

                                          ASSIGNMENT


For Value Received, ________________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________
the within Certificate and does hereby irrevocably constitute and appoint
_______________________________________________________ attorney, to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

Date:


                                                NOTICE: The
                                                signature(s) of this
                                                assignment must
                                                correspond with the
                                                name(s) as written
                                                above upon the face
                                                of this Certificate
                                                in every particular,
                                                without alteration or
                                                enlargement or any
                                                change whatever.

_______________________________________
                 Signature Guaranteed

C/M:  11939.0001 409240.1

CERTIFICATE OF OWNERSHIP
Evidencing A Fractional Undivided Interest In



No.                    MUNICIPAL SECURITIES TRUST                     UNITS



                                                        PLAN OF DISTRIBUTION


                                                                CUSIP
THIS IS TO
CERTIFY THAT




is the owner and registered holder of this Certificate evidencing the ownership of
                                                                        Unit(s)


of fractional undivided interest in Municipal Securities Trust, of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by the Trust Indenture and Agreement (hereinafter called the "Indenture"), among BEAR, STEARNS & CO. INC. (hereinafter called the "Depositor"), UNITED STATES TRUST COMPANY OF NEW YORK (hereinafter called the "Trustee") and STANDARD & POOR'S CORPORATION (hereinafter called the "Evaluator"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of certain of the pertinent provisions of which is set forth on the reverse hereof. The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the corporate trust office of the Trustee upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of the fees and expenses applicable hereto set forth on the reverse hereof.

        This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.


C/M:  11939.0001 409240.1

        IN WITNESS WHEREOF, Bear, Stearns & Co. Inc. has caused this Certificate to be executed in its corporate name by a duly authorized officer thereof, and United States Trust Company of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

                                                          Date:

BEAR, STEARNS & CO. INC.,
  Depositor



By:
        Authorized Officer




UNITED STATES TRUST COMPANY OF NEW YORK,
  Trustee



By:
        Authorized Officer


C/M:  11939.0001 409240.1

                                  MUNICIPAL SECURITIES TRUST
                                      HIGH INCOME SERIES

The following is a summary of certain provisions of the Indenture (a copy of which is on file and available for inspection to the holder hereof at the corporate trust office of the Trustee), to which this Certificate is subject and to which reference is hereby made. All of the terms, conditions and covenants of the Indenture are incorporated herein by reference as fully as if set forth herein.

The Trust consists of (1) such of the interest-bearing debt securities and obligations deposited in trust and listed in Schedule A of the Indenture and any other securities that may be deposited in the Trust in exchange or substitution therefor, in accordance with the Indenture, as may from time to time continue to be held in the Trust and (2) such cash amounts as from time to time may be held in the interest Account and the Principal Account maintained under the Indenture in the manner described below.

At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of units set forth on the face hereof and the denominator of which shall be the total number of units of fractional undivided interest represented by all Certificates of this Series which are outstanding at such time.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its corporate trust office in the City of New York, and upon payment of any tax or other governmental charges, to receive on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the Indenture. The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on the Exchange is restricted, or for any period during which an emergency exists so that disposal of the obligations held in the Trust is not reasonably practicable or it is not reasonably practicable fairly to determine the value of such obligations or for such other periods as the Securities and Exchange Commission may by order permit.

The Trustee is irrevocably authorized in its discretion, in lieu of redeeming this Certificate if tendered for redemption, to sell this Certificate in the over-the-counter market or by private sale for the account of the Certificateholder at a price which will return to the Certificateholder an amount in cash, net after

C/M:  11939.0001 409240.1
deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the redemption price for this Certificate. In the event of any such sale the Trustee shall pay the net proceeds thereof to the Certificateholder on the day he would otherwise be entitled to receive payment of the redemption price.

Interest received by the Trustee as part of the Trust (including interest accrued and unpaid prior to the day of deposit of any obligation in the Trust and that part of the proceeds of the sale, liquidation, redemption or maturity of any such obligation which represents accrued interest) shall be credited by the Trustee to the Interest Account. The fractional undivided interest represented by this Certificate in the balance in the Interest Account (after the deductions referred to below) shall first be computed and paid to all Certificateholders as of the semi-annual Record Date (as defined in the Indenture). The next computation shall be made as of the next succeeding semi-annual Record Date, and thereafter as of the first day of June and December of each year commencing with the first such day following the date of this Certificate.

An amount in cash equal to the fractional undivided interest in the Interest Account (on the basis set forth below) computed as set forth above, shall be distributed on the 15th day of the respective months, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which such distribution is made.

The Trustee shall make semi-annual distributions from the Interest Account on the basis of one-half of the estimated annual interest income expected by the Trustee to be received by the Trust in the ensuing twelve month period, after deduction of the estimated costs and expenses to be incurred during such period, except as otherwise hereafter provided. To the extent cash in the Interest Account is insufficient for any distribution the Trustee shall advance its own funds sufficient therefor and shall be entitled to reimbursement, without interest, out of interest received by the Trust subsequent to such advance. The estimated annual interest income expected by the Trustee to be received by the Trust shall be recomputed by the Trustee whenever bonds in the Trust mature, are redeemed, retired, sold or replaced.

All moneys (other than interest) received by the Trustee as part of the Trust, (including amounts received from the sale, liquidation, redemption or maturity of any obligation held in the Trust) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account (after the deductions referred to below) shall be computed as of the first day of June and December of each year, commencing with the

C/M:  11939.0001 409240.1
semi-annual Record Date. An amount in cash equal to the fractional undivided interest in the Principal Account, computed as set forth above, shall be distributed on the fifteenth day of the respective months, or within a reasonable time thereafter, to the registered holder of this Certificate at the close of business on the first day of each such month. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for such distribution shall be sufficient to permit the distribution of at least $1.00 per Unit.

Distributions from the Interest and Principal Accounts shall be made to the registered holder hereof by check mailed to the address of such holder appearing in the registration books of the Trustee.

From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, compensation of the Evaluator, reimbursement of certain expenses incurred or advances made by or on behalf of the Trustee, including the Sponsor's fee, certain legal expenses, and payment of, or the establishment of a reserve for, applicable taxes, if any.

Within a reasonable period of time from the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received and deductions therefrom and the amounts distributed during the preceding year in respect of interest on and sale, redemptions or maturities of, obligations held in the Trust.

This Certificate shall be transferable by the registered holder hereof by presentation and surrender at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of this Series are interchangeable for one or more Certificates in an equal aggregate number of Units of fractional undivided interest at the corporate trust office of the Trustee, in denominations of a single Unit of fractional undivided interest or any multiple thereof.

The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.


C/M:  11939.0001 409240.1

The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

The Indenture and the Trust created thereby shall terminate upon the maturity, redemption, sale or other disposition of the last security held thereunder, provided, however, that in no event shall the Indenture and the trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Indenture. The Indenture also provides that the Trust may be terminated at any time by the written consent of the holders of Certificates representing 100% of the Units outstanding and under certain circumstances which include a decrease in the value of the Trust to less than 40% of the initial aggregate principal amount of the securities deposited in the Trust. Upon any termination the Trustee shall fully liquidate the securities then held, if any, and distribute pro rata the funds then held in the Trust upon surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust, except to hold the funds in trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder hereof other than by mail at the address of such holder appearing on the registration books of the Trustee.

                               STATEMENT REGARDING DISTRIBUTIONS

On the face of this Certificate it is indicated whether the registered holder hereof has elected to receive distributions from the Interest Account monthly, semi-annually, or annually.

This Certificate by its terms provides that distributions from the Interest Account shall first be computed as of the semi-annual Record Date and thereafter as of the first day of June and December of each year, commencing with the first such day following the date of this Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate distributed on the fifteenth day of the respective months next following such computations, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

If monthly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed monthly as of the first day of each month of each year, commencing with the monthly Record Date and an amount in cash as thus computed will

C/M:  11939.0001 409240.1
be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each month.

If semi-annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed semi-annually as of the first day of each June and December of each year, commencing with the semi-annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each June and December.

If annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed annually as of the first day of December of each year, commencing with the annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteen day of each December.

All Certificateholders of record as of the First Record Date (as defined in the Indenture), however, regardless of the plan of distribution selected, will receive the distribution to be made on or shortly after the First Payment Date (as defined in the Indenture), and thereafter, distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by the holder hereof.

The plan of distribution chosen by the registered holder hereof may be changed by written notice to the Trustee not later than November 1 in any calendar year by surrender to the Trustee of this Certificate, together with a completed form for selection of plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of December 2 for the ensuing twelve months. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements of the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.




C/M:  11939.0001 409240.1

                                   ASSIGNMENT


For Value Received,___________________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
the within Certificate and does hereby irrevocably constitute and appoint attorney,
to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

Date:


                                                     NOTICE: The
                                                     signature(s) of this
                                                     assignment must
                                                     correspond with the
                                                     name(s) as written
                                                     above upon the face
                                                     of this Certificate
                                                     in every particular,
                                                     without alteration or
                                                     enlargement or any
                                                     change whatever.

________________________________________
                 Signature Guaranteed

C/M:  11939.0001 409240.1

CERTIFICATE OF OWNERSHIP
Evidencing A Fractional Undivided Interest in


No.               MUNICIPAL SECURITIES TRUST            UNITS

                            SERIES                       PLAN OF DISTRIBUTION:

                                                                CUSIP


THIS IS TO
CERTIFY THAT



is the owner and registered holder of this Certificate evidencing the ownership of

                                                                        Unit(s)

of fractional undivided interest in Municipal Securities Trust of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by the Trust Indenture and Agreement as modified by the Reference Trust Agreement relating to the sequentially numbered series of the Series noted on the face hereof (hereinafter called the "Indenture") among BEAR, STEARNS & CO. INC. (hereinafter called the "Depositors"). UNITED STATES TRUST COMPANY OF NEW YORK (hereinafter called the "Trustee"), and STANDARD & POOR'S CORPORATION (hereinafter called the "Evaluator"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of certain of the pertinent provisions of which is set forth on the reverse hereof. The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the corporate trust office of the Trustee upon surrender of this Certificate property endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of the fees and expenses applicable hereto set forth herein.

        This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.


C/M  11939.0001 409240.1

        IN WITNESS WHEREOF, Bear, Stearns & Co. Inc., as Depositor, has caused this Certificate to be executed in facsimile by an authorized signatory and United States Trust Company of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

BEAR, STEARNS & CO. INC.,                                        Date:
  Depositor



By
        Authorized Signatory




UNITED STATES TRUST COMPANY OF NEW YORK
  Trustee



By
        Authorized Officer

C/M  11939.0001 409240.1

The following is a summary of certain provisions of the indenture (a copy of which is on file and available for inspection to the holder hereof at the corporate trust office of the Trustee), to which this Certificate is subject and to which reference is hereby made. All of the terms, conditions and covenants of the indenture are incorporated herein by reference as fully as if set forth herein. The Trust consists of (1) such of the interest-bearing debt securities and obligations that may be deposited in trust and listed in Schedule A of the indenture (including contracts, if any, for the purchase of certain of such securities and obligations together with the cash, cash equivalents and/or an irrevocable letter of credit issued by a commercial bank in the amount required for such purchase) and any other securities that may be deposited in the Trust in exchange or substitution therefor in accordance with the Indenture, as may from time to time continue to be held in the Trust and
(2) such cash amounts as from time to time may be held in the Interest Account and the Principal Account maintained under the Indenture in the manner described below.

At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of units set forth on the face hereof and the denominator of which shall be the total number of units of fractional undivided interest represented by all Certificates of this Series which are outstanding at such time.

The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its corporate trust office in the City of New York, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, and upon payment of any tax or other governmental charges, to receive on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the indenture (the "Redemption Price"). The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on the Exchange is restricted, or for any period during which an emergency exists so that disposal of the obligations held in the Trust is not reasonably practicable or it is not reasonably practicable fairly to determine the value of such obligations in accordance with the Indenture or for such other periods as the Securities and Exchange Commission may by order permit.

The Trustee is irrevocably authorized in its discretion, in lieu of redeeming this Certificate if tendered for redemption, to sell this Certificate in the over-the-counter market or by private sale for the account of the Certificateholder at a price which

C/M  11939.0001 409240.1
will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for this Certificate. In the event of any such sale the Trustee shall pay the net proceeds thereof to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

Interest received by the Trustee as part of the Trust (including interest accrued and unpaid prior to the day of deposit of any obligation in the Trust and that part of the proceeds of the sale, liquidation, redemption or maturity of any such obligation which represents accrued interest) shall be credited by the Trustee to the Interest Account. The fractional undivided interest represented by this Certificate in the balance in the Interest Account (after the deductions referred to below) shall first be computed as of the semi-annual Record Date (as defined in the Indenture). The next computation shall be made as of the next succeeding semi-annual Record Date, and thereafter as of the first day of June and December of each year commencing with the first such day following the date of this Certificate.

An amount in cash equal to the fractional undivided interest in the Interest Account (on the basis set forth below) computed as set forth above, shall be distributed on the 15th day of the respective months, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which such distribution is made.

The Trustee shall make semi-annual distributions from the Interest Account on the basis of one-half of the estimated annual interest income expected by the Trustee to be received by the Trust in the ensuing twelve month period, after deduction of the estimated costs and expenses to be incurred during such period, except as otherwise hereafter provided. To the extent cash in the Interest Account is insufficient for any distribution the Trustee shall advance its own funds sufficient therefor and shall be entitled to reimbursement, without interest, out of interest received by the Trust subsequent to such advance.

All moneys (other than interest) received by the Trustee, as part of the Trust (including amounts received from the sale, liquidation, redemption or maturity of any obligation held in the Trust) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account (after the deductions referred to below) shall be computed as of the first day of June and December of each year, commencing with the semi-annual Record Date. An amount in cash equal to the fractional undivided interest in the Principal Account, computed as set forth above, shall be distributed on the fifteenth day of the respective months, or within a reasonable time thereafter, to

C/M  11939.0001 409240.1
the registered holder of this Certificate at the close of business on the first day of such month. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on such deposit therein available for such distribution shall be sufficient to permit the distribution of at least $1.00 per Unit.

Distributions from the Interest and Principal Accounts shall be made to the registered holder hereof by check mailed to the address of such holder appearing in the registration books of the Trustee.

From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, compensation of the Evaluator, payment of the Depositor's fee for services as such, reimbursement of certain expenses incurred or advances made by or on behalf of the Trustee, certain legal expenses, and payment of, or the establishment of a reserve for, applicable taxes or government charges, if any.

Within a reasonable period of time after the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received by the Trust and deductions therefrom and the amounts distributed during the preceding year in respect of interest on, payments and prepayments of principal of, and sales, redemptions or maturities of, obligations held in the Trust.

This Certificate shall be transferable by the registered holder hereof by presentation and surrender at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of this Series are interchangeable for one or more Certificates in an equal aggregate number of Units of fractional undivided interest at the corporate trust office of the Trustee, in denominations of a single Unit of fractional undivided interest or any whole multiple thereof.

The holder of this Certificate may be required to pay a transfer charge in connection with the transfer or exchange of this Certificate, as well as any tax or other governmental charge that may be imposed in connection with the transfer, exchange or other surrender of this Certificate.

The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.

C/M  11939.0001 409240.1

The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

The Indenture and the Trust created thereby shall terminate upon the maturity, redemption, sale or other disposition of the last security held thereunder, provided, however, that in no event shall the Indenture and the Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Indenture. The Indenture also provides that the Trust may be terminated at any time by the written consent of the holders of Certificates representing all of the Units outstanding and under certain circumstances which includes a decrease in the value of the Trust to less than 40% of the initial aggregate principal amount of the securities deposited in the Trust. Upon any termination the Trustee shall fully liquidate the securities then held, if any, and distribute pro rata the funds then held in the Trust upon surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust, except to hold the funds in trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder hereof other than by mail at the address of such holder appearing on the registration books of the Trustee.

                       STATEMENT REGARDING DISTRIBUTIONS

On the face of this Certificate it is indicated whether the registered holder hereof has elected to receive distributions from the Interest Account monthly, semi-annually, or annually.

This Certificate by its terms provides that distributions from the Interest Account shall first be computed as of the semi-annual Record Date and thereafter as of the next succeeding semi-annual Record Date, commencing with the first such day following the date of this Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate distributed on the fifteenth day of the respective months next following such computations, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

If monthly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed monthly as of the first day of each month of each year, commencing with the monthly Record Date, and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each month.

C/M  11939.0001 409240.1

If annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed annually as of the first day of December of each year, commencing with the annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteen day of each December.

All Certificateholders of record as of the First Record Date (as defined in the Indenture) however, regardless of the plan of distribution selected, will receive the distribution to be made on or shortly after the First Payment Date (as defined in the Indenture), and thereafter, distributions will be made monthly, semi-annually or annually depending upon the plan of distribution chosen by the holder hereof.

The plan of distribution chosen by the registered holder hereof may be changed by written notice to the Trustee not later than November 1 in any calendar year by surrender to the Trustee of this Certificate, together with a completed form for selection of plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of December 2 for the ensuing twelve months. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements of the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -      as tenants in common
TEN ENT -      as tenants by the entireties
JT TEN  -      as joint tenants with right of survivorship and not as
               tenants in common

UNIF TRANSFERS MIN ACT - ________________ Custodian ______________________
                              (Cust)                         (Minor)
                         under Uniform Transfers to Minors Act
                         ______________________________________________
                                                     (State)

Additional abbreviations may also be used though not in the above list.

C/M  11939.0001 409240.1



                                   ASSIGNMENT


For Value Received __________________________________ hereby sells, assigns and transfers unto ______________________________
___________________________________________________________________
the within Certificate and does hereby irrevocably constitute and appoint
_______________________________________________________ attorney, to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

Dated:


                                                          NOTICE: The
                                                          signature(s) to this
                                                          assignment must
                                                          correspond with the
                                                          name(s) as written
                                                          above upon the face
                                                          of this Certificate
                                                          in every particular,
                                                          without alteration or
                                                          enlargement or any
                                                          change whatever.

__________________________________________
                 Signature Guaranteed

C/M  11939.0001 409240.1